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                    Vanguard(R) International Growth Fund
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 31, 2004

            Vanguard Variable Insurance Fund-International Portfolio
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 29, 2005

Effective October 31, 2005, Richard Foulkes of Schroder Investment Management North America Inc. (Schroders) will retire as manager of Schroders' portions of Vanguard International Growth Fund and the International Portfolio of Vanguard
Variable Insurance Fund (VVIF). Mr. Foulkes will be succeeded by Virginie Maisonneuve and Matthew Dobbs.

     Ms. Maisonneuve, CFA, Director of Schroders, Executive Director of Schroder Investment Management Limited (Schroders Ltd.), and Head of Schroders' Europe, Australasia, Far East (EAFE) Team, has worked in investment management since 1987 and has managed assets for Schroders since 2004. She received a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

     Mr. Dobbs, Executive Director of Schroders Ltd. and Portfolio Manager on the EAFE Team, has been with Schroders since 1981 and has worked closely with Mr. Foulkes since 1999. He received a B.A. from Worcester College, University of Oxford.

     Although Ms. Maisonneuve and Mr. Dobbs will manage Schroders' portions of the International Growth Fund and VVIF-International Portfolio as a team, Ms. Maisonneuve has ultimate responsibility for all stock-selection decisions and is responsible for the oversight of the EAFE investment process. She will also oversee European and U.K. stock selection. Mr. Dobbs will oversee Pacific Rim and emerging-markets stock selection.




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